UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2021

Millennium Investment & Acquisition Co. Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2021, Millennium Investment & Acquisition Co. Inc. (the “Company”) amended and restated the Company’s by-laws (the “Amended By-laws”) effective immediately. The Amended By-laws provide in Article II, Section 4 that the holders of one-third of the stock issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at all meetings of the stockholders.

The above description of the Amended By-laws is a summary of the material terms thereof and is qualified in its entirety by reference to the Amended By-laws, a copy of which is attached hereto as Exhibit 3.1, and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Ex. No.	Description

3.1	Amended and Restated By-Laws of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2021

MILLENNIUM INVESTMENT & ACQUISITION COMPANY, INC.

By	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary & Treasurer